Exhibit 23.1
                       Consent of Igler & Dougherty, P.A.



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IGLER & DOUGHERTY, P.A.
1501 Park Avenue East
Tallahassee, Florida 32301




                                     CONSENT

         We hereby consent to the references to this firm and our opinions in Amendment No.1 to the Form S-1 Registration Statement filed by Federal Trust Corporation ("Company"), and any amendments thereto regarding the issuance and registration of shares of common stock by the Company.




                                                         IGLER & DOUGHERTY, P.A.


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September 15, 1997